UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 3, 2006

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Ludlow Street, Stamford, Connecticut 06902
(Address of principal executive offices)

Registrant’s telephone number, including area code:	203-425-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 3, 2006, NYFIX Transaction Services, Inc., a subsidiary of NYFIX, Inc., announced the introduction of NYFIX Execution & Algorithmic Solutions, or NEXAS, to brand, package and expand its algorithmic trading offerings.

The text of the press release issued by NYFIX Transaction Services is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Exhibits
	99.1	Press release of NYFIX Transaction Services, Inc. dated May 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.
By:	/s/ Brian Bellardo
Name: Brian Bellardo
Title: Secretary

Dated: May 3, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NYFIX Transaction Services, Inc. dated May 3, 2006